Hartford Life Insurance Company Separate Account Three:

333-101927	Hartford Select Leaders (Series II/IIR/III)
333-102625	Hartford Select Leaders Outlook (Series I/IR/II)

Hartford Life and Annuity Company Separate Account Three:

333-101928	Hartford Select Leaders (Series II/IIR/III)
333-102628	Hartford Select Leaders Outlook (Series I/IR/II)

Supplement Dated June 25, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 25, 2008 to your Prospectus

In Section 7 – State Variations, the state variations for New York and Washington are amended to reflect that The Hartford’s Lifetime Income Builder Charge is not withdrawn from the Fixed Account.

In Appendix VI – Examples, under the subsection, “The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios,” the “New Contract Value” under Examples 21 and 22 is replaced with $2,000.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6715